Update From the CEO February 23, 2012 Hosted By H. MICHAEL SCHWARTZ Chairman and CEO Exhibit 99.1

Disclaimer
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements contained in this material, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the
Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities
Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about our plans, strategies, and prospects and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the Securities and Exchange Commission. We cannot guarantee the accuracy of any such forward looking statements contained in this material, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.
Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations and provide distributions to stockholders, and our ability to find suitable investment properties, may be significantly hindered.
All forward-looking statements should be read in light of the risks identified in our prospectus and supplements.

Strategic Storage Trust, Inc.
First and only publicly registered non-traded REIT focused on self storage
Sponsor was ranked 8
th
in Mini-Storage Messenger’s Top Operators
List in 2011
As of 12/31/11 SSTI wholly owns 91 properties in 17 states and
Ontario, Canada with 60,000 units and approximately 7.5 million rentable square feet
Closed approximately $245 Million in acquisitions in 2011
About Us

4 Agenda Financial Update Portfolio Update Where MFFO Comes From Self Storage - It’s Just Different

5 Total Assets by Quarter Financial Update

6 Total Revenues by Quarter Financial Update

G&A Per Property by Quarter
G&A Per Property
Q3 2009 $16,313
Q3 2010 $14,527 (11%  decrease)
Q3 2011 $6,466 (55% decrease)
(1)
For the three month periods ended June 30, 2011 and September 30, 2011, the Advisor permanently waived certain reimbursable indirect costs.
Financial Update

8 Agenda Financial Update Portfolio Update Where MFFO Comes From Self Storage - It’s Just Different

9 Wholly Owned Properties by Quarter Portfolio Update Through December 31, 2011

Square Footage by State (as of 12/31/11)
Portfolio Update
91 properties
17 states, 1 province
60,140 units
7.5 million SF
7.6%
4.3%
5.0%
3.3%
11.1%
12.5%
1.9%
0.9%
19.8%
0.9%
1.3%
5.4%
3.5%
5.3%
3.6%
10.1%
2.4%
1.1%

Homeland Portfolio
• Homeland Portfolio Summary
Purchase Price: $80 Million
Net Rentable Sq. Ft.: 1 Million
Total Properties: 12
Total Units: 8,000
Off Market Transaction
Year Built: 2006 - 2009
Purchase Per Sq. Ft: $80
46% Occupancy – Lease Up
Acquisition Dec. 46.2% SF
Jan. 47.3% SF
Feb. 14
th
48.0% SF
Seasonality in Storage Industry – February is one of the worst months

Homeland Portfolio
Homeland Portfolio Summary
New – built between 2006 – 2009
Retail locations – Good visibility and access
Climate Controlled Units – 79% of area
Management platform integration – Website payment
system, customer care call center, inventory tracking
Now 19 Properties in Atlanta
Management Efficiencies (economies of scale)
Product Leader in Market

13 Homeland Portfolio Atlanta District Map

14 Homeland Portfolio Kennesaw, GA Sharpsburg, GA Berkeley, GA Peachtree, GA Breckenridge, GA West Oak Pkwy, GA

15 Homeland Portfolio Austell, GA Sandy Springs, GA Smyrna, GA Lawrenceville, GA Monument, FL Timuquana, FL

16 Agenda Financial Update Portfolio Update Where MFFO Comes From Self Storage - It’s Just Different

Where MFFO Comes From
Understanding Modified Funds From Operations
Net Income
+ depreciation
+ amortization
Funds From Operations (FFO)
non cash items
Not all MFFO is created equal
+ acquisition fees and expenses
+ impairments
+ marketable securities losses
+ hedging strategy losses
= Modified FFO

18 Where MFFO Comes From • Relative Risk • Smoothing of Results • Mezzanine Loans • Point in Time vs. Trending • Cash Drag • Other Intangibles

19 Agenda Financial Update Portfolio Update Where MFFO Comes From Self Storage - It’s Just Different

Self Storage – It’s Just Different
Seasonality of Occupancy
• Self storage occupancy rates show seasonal variability
• Household moves account for approximately half of self
storage rentals
• The spring and summer months are the typical moving
seasons with 11% - 13% of moves occurring each month
compared to 8% or less for other months
• Spring and Summer occupancy rates are higher than
late Fall and Winter
• Seasonal variability in occupancy is typically between
2% and 5% driven largely by seasonal moving
• Difficult to Compare Quarter by Quarter Results
The seasonal nature of moving activity drives
variability in self storage occupancy.
*Sources:
Self Storage Association 2010 Almanac;  American Moving and Storage Association Winter 2009 “Industry Trends”
Percentage of Total Yearly Moves by Month

21 Self Storage – It’s Just Different Adding Value Tenant vs. Owner

22 Increasing Revenues Tenant Insurance Rental Increases Truck Rentals Ancillary Revenues Web Based Sales Self Storage – It’s Just Different Adding Value

• Reaching Critical Mass
• Decreasing Expenses
• Property Insurance
• Utility Management and Energy Conservation
• Fixed vs. Variable Expenses
• National Contracts
• Property Management
• Cross Marketing Efficiencies
Self Storage – It’s Just Different
Economies of Scale

24 Recap Financial Update Continuing to Grow Portfolio Update $80 Million Homeland Portfolio Where MFFO Comes From MFFO is Not Just a Yes or No Answer Self Storage – It’s Just Different Added Value

Financial Professionals
877-327-3485
Investment Information
strategicstoragetrust.com
Self Storage Rentals
smartstopselfstorage.com
Select Capital Corporation
(Member FINRA and SIPC)
Dealer Manager for SSTI
866.699.5338